Exhibit 99.1
Sotera Health Chairman and CEO Presents at
43rd Annual J.P. Morgan Healthcare Conference
CLEVELAND, OH, January 14, 2025 - Sotera Health Company (“Sotera Health” or the “Company”) (Nasdaq: SHC), a leading global provider of mission-critical end-to-end sterilization solutions and lab testing and advisory services for the healthcare industry, is presenting today at the 43rd Annual J.P. Morgan Healthcare Conference. During the presentation, Chairman and CEO Michael B. Petras, Jr. will be providing an update on Sotera Health’s business.
“I am pleased to announce that Sotera Health delivered another year of top-line growth in 2024,” said Mr. Petras. “We expect full-year revenues will be approximately $1.1 billion, representing growth of nearly 5% versus 2023 and more than 5% growth on a constant currency basis. The growth we experienced in 2024 is a testament to the resiliency of our business model, which allows us to serve our customers with excellence in all types of market environments. We look forward to reporting our full 2024 financial results and 2025 outlook on February 27, 2025.”
Mr. Petras, Jon Lyons, Senior Vice-President and CFO, and Jason Peterson, Vice President, Investor Relations and Treasurer, are participating in meetings with investors during the conference. A live webcast of Mr. Petras’ presentation and accompanying materials may be accessed via the Investor Relations section of the Company’s website at Presentation & Events | Sotera Health. A replay of the webcast will be archived on the Company's website.
Cautionary Note Regarding Forward-Looking Statements
Unless expressly indicated or the context requires otherwise, the terms “Sotera Health,” “Company,” “we,” “us,” and “our” in this document refer to Sotera Health Company, a Delaware corporation, and, where appropriate, its subsidiaries on a consolidated basis. This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and reflect management’s expectations about future events and the Company’s operating plans and performance and speak only as of the date hereof. Forward-looking statements present our current forecasts and estimates of future events. These statements do not strictly relate to historical or current results and can be identified by words such as “anticipate,” “appear,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “will” and other terms of similar meaning or import in connection with any discussion of future operating, financial or other performance. These forward-looking statements are subject to risks, uncertainties and other factors and actual results may differ materially from those results projected in the statements. These forward-looking statements are subject to various risks, uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. These risks and uncertainties include, but are not limited to, a disruption in the availability or supply of, or increases in the price of, ethylene oxide (“EO”), Cobalt-60 (“Co-60”) or our other direct materials, services and supplies, including as a result of geopolitical instability and/or sanctions against Russia by the United States, Canada, United Kingdom and/or the European Union; fluctuations in foreign currency exchange rates; changes in environmental, health and safety regulations or preferences, and general economic, social and business conditions; health and safety risks associated with the use, storage, transportation and disposal of potentially hazardous materials such as EO and Co-60; the impact and outcome of current and future legal proceedings and liability claims, including litigation related to the use, emissions and releases of EO from our facilities in California, Georgia, Illinois and New Mexico and the possibility that additional claims will be made in the future relating to these or other facilities; allegations of our failure to properly perform services and potential product liability claims, recalls, penalties and reputational harm; compliance with the extensive regulatory requirements to which we are

9100 South Hills Boulevard, Suite 300, Broadview Heights, OH 44147
440-262-1410 | soterahealth.com

subject, the related costs, and any failures to receive or maintain, or delays in receiving, required clearances or approvals; adverse changes in industry trends; competition we face; market changes, including inflationary trends, that impact our long-term supply contracts with variable price clauses and increase our cost of revenues; business continuity hazards, including supply chain disruptions and other risks associated with our operations; the risks of doing business internationally, including global and regional economic and political instability and compliance with numerous laws and sometimes inconsistent laws and regulations in multiple jurisdictions; our ability to increase capacity at existing facilities, build new facilities in a timely and cost-effective manner and renew leases for our leased facilities; our ability to attract and retain qualified employees; severe health events or environmental events; cybersecurity breaches, unauthorized data disclosures, and our dependence on information technology systems; an inability to pursue strategic transactions, find suitable acquisition targets, or integrate strategic acquisitions into our business successfully; our ability to maintain effective internal control over financial reporting; our reliance on intellectual property to maintain our competitive position and the risk of claims from third parties that we have infringed or misappropriated, or are infringing or misappropriating, their intellectual property rights; our ability to comply with rapidly evolving data privacy and security laws and regulations in various jurisdictions and any ineffective compliance efforts with such laws and regulations; our ability to maintain profitability in the future; impairment charges on our goodwill and other intangible assets with indefinite lives, as well as other long-lived assets and intangible assets with definite lives; the effects of unionization efforts and labor regulations in countries in which we operate; adverse changes to our tax positions in U.S. or non-U.S. jurisdictions or the interpretation and application of recent U.S. tax legislation or other changes in U.S. or non-U.S. taxation of our operations; and our significant leverage and how this significant leverage could adversely affect our ability to raise additional capital, limit our ability to react to challenges confronting our Company or broader changes in our industry or the economy, limit our flexibility in operating our business through restrictions contained in our debt agreements and/or prevent us from meeting our obligations under our existing and future indebtedness. For additional discussion of these risks and uncertainties, please refer to the Company’s filings with the SEC, such as its Annual Report on Form 10-K and quarterly reports. We do not undertake any obligation to publicly update or revise these forward-looking statements, except as otherwise required by law.
The Company’s financial statement closing procedures for the three months and year ended December 31, 2024 are not yet complete and, as a result, the financial information above reflects the Company’s preliminary estimates with respect to such results based on information currently available to management. The Company’s actual financial results as of and for the three months and year ended December 31, 2024 may vary materially from these preliminary estimates due to the completion of our financial statement closing procedures, final adjustments and other developments arising between now and the time that our financial results for the three months and year ended December 31, 2024 are released. Estimates of financial results are inherently uncertain and we undertake no obligation to update this information.

9100 South Hills Boulevard, Suite 300, Broadview Heights, OH 44147
440-262-1410 | soterahealth.com

About Sotera Health
Sotera Health Company is a leading global provider of mission-critical end-to-end sterilization solutions and lab testing and advisory services for the healthcare industry. Sotera Health goes to market through three businesses – Sterigenics®, Nordion® and Nelson Labs®. Sotera Health is committed to its mission, Safeguarding Global Health®.
Updates can be found from time to time on recent developments in matters relevant to investors on the Investor Relations section of the Company’s website at Investor Relations | Sotera Health. For developments related to Ethylene Oxide, updates can be found at Ethylene Oxide | Sotera Health.
Contacts:
Jason Peterson
Vice President, Investor Relations & Treasurer
IR@soterahealth.com
Kristin Gibbs
Chief Marketing Officer
kgibbs@soterahealth.com
Source: Sotera Health Company
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9100 South Hills Boulevard, Suite 300, Broadview Heights, OH 44147
440-262-1410 | soterahealth.com